Exhibit 99.2



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Annual Report of Knight-Ridder, Inc. (the "Company") on Form 10-K for the fiscal year ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary R. Effren, Senior Vice President/Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      the Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ GARY R. EFFREN
---------------------------------
Gary R. Effren
Senior Vice President/Finance and
Chief Financial Officer
March 5, 2003